UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003


                            THE PENN TRAFFIC COMPANY
             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-9930                      25-0716800
(State or other jurisdiction      (Commission                ( I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


1200 State Fair Boulevard, Syracuse, New York           13221-4737
(Address of principal executive offices)                (zip code)


Registrant's telephone number, including area code:  (315) 453-7284

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ITEM 5.           OTHER EVENTS

                  On May 22, 2003, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  The press release of the registrant is attached as Exhibit
99.1 to this report.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2003


                                   THE PENN TRAFFIC COMPANY



                                   By:  /s/ Joseph V. Fisher
                                        ---------------------------------------
                                        Name:   Joseph V. Fisher
                                        Title:  President and
                                                Chief Executive Officer


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                                  EXHIBIT LIST


         EXHIBIT                    DESCRIPTION
         -------                    -----------

         99.1                       Press Release dated May 22, 2003.